UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: November 30, 2012

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

# BOULDER
## GROWTH & INCOME FUND, INC.

ANNUAL REPORT | NOVEMBER 30, 2012

NYSE SYMBOL: BIF

1	Letter from the Advisers

5	Financial Data

6	Portfolio of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

17	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Additional Information

32	Summary of Dividend Reinvestment Plan

33	Board of Directors’ Approval of the Investment Advisory Agreements

37	Directors & Officers

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
November 30, 2012

Dear Stockholders:

After years of listening to music at less than safe volumes, I recently decided to test my hearing. One of the tests simply required listening for and responding to a sound when played. The trick being that the sound would be played against a varying amount of background noise. As the test progressed, the background noise would increase in volume making it progressively more difficult to hear the sound when played. Fast-forward to today and we are in a market environment eerily similar to this hearing test. This is an uncertain market environment and every day we are inundated with a dizzying array of new and often conflicting data points on everything from the European sovereign debt crisis to the US fiscal cliff. Amongst all of this noise and uncertainty, it is easy for an investor to lose focus and become distracted by the latest bit of information in the news. In times such as these, we believe it is of utmost importance to step back, focus on one’s core investment philosophy and filter out the background noise.

Our investment philosophy is simple: buy good businesses at attractive valuations. To accomplish this, we employ a disciplined, research driven, bottom-up investment process. We do not ignore macroeconomic trends and developments, but we do our best to prevent them from distracting us from the business-specific reasons to invest in a company. In the end, we believe it is a much easier proposition to understand and value a business than predict the short-term path of the global economy.

Over the twelve-month period ending November 30, 2012, we believe our commitment to this philosophy and process enabled us to take advantage of multiple attractive investment opportunities and helped drive strong performance for the Boulder Growth & Income Fund, Inc. (the “Fund”). For the period, the Fund generated a solid absolute return of 17.9% on net assets, which compares favorably to the Fund’s benchmarks. Over the same period, the S&P 500® generated a 16.1% return, the Dow Jones Industrial Average (“DJIA”) generated an 11.1% return and the NASDAQ Composite generated a 16.4% return. The Fund’s strong absolute performance and outperformance on a net asset basis relative to the S&P 500® and its other benchmarks for the twelve month period is highlighted in the below table.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years**	Since January 2002***
Boulder Growth & Income Fund (NAV)	5.0%	16.7%	17.9%	9.8%	3.2%	9.3%	6.6%
Boulder Growth & Income Fund (Market)	3.7%	14.0%	12.9%	6.3%	-2.7%	7.8%	3.6%
S&P 500® Index	1.3%	9.3%	16.1%	11.2%	1.3%	6.3%	4.2%
Dow Jones Industrial Average	0.2%	6.5%	11.1%	10.9%	2.3%	6.6%	5.2%
NASDAQ Composite	-1.4%	7.3%	16.4%	13.2%	3.6%	8.3%	5.0%

*	Annualized.
**	Annualized. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.
***

Annualized since January 2002, when the current Advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

Annual Report | November 30, 2012	1

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
November 30, 2012

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500® Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Key contributors to the Fund’s performance on an absolute and relative basis for the twelve-month period were the Fund’s positions in Wal-Mart Stores, Inc. and the Cohen & Steers Infrastructure Fund, Inc. For the period, Wal-Mart and the Cohen & Steers Infrastructure Fund generated strong total returns for the period of 25.3% and 24.3%, respectively. The positive contribution from both of these positions was enhanced by their large weights in the Fund. At period end, Wal-Mart accounted for approximately 7.1% of the total portfolio, while the Cohen & Steers Infrastructure Fund accounted for approximately 5.7% of the total portfolio.

Another key contributor to performance on an absolute basis was the Fund’s combined position in the Class A and Class B shares of Berkshire Hathaway, Inc., which generated total returns of 11.3% and 11.8% for the period, respectively. Despite the strong absolute performances, the total return of the aggregate Berkshire Hathaway position did trail the 16.1% return for the S&P 500 over the same period, which caused the combined position to be a drag on a relative performance basis. Similar to the Wal-Mart and the Cohen & Steers Infrastructure Fund positions, the absolute performance contribution from the combined Berkshire Hathaway position was enhanced by its large weight in the portfolio as it accounted for approximately 26.2% of the total portfolio at period end. We remain comfortable with the Fund’s current aggregate position in Berkshire Hathaway as we believe its diverse underlying business holdings mitigate some of the risk of having such a concentrated position. Due to its large position size, however, we will continue to evaluate the position as necessary.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was the Fund’s position in Caterpillar, Inc. Caterpillar generated a total return of negative 11.1% for the period and accounted for roughly 0.7% of the Fund’s total assets at period end. While the poor performance for the period is disappointing, we remain comfortable with the Fund’s position in Caterpillar as we believe it a solid company that continues to trade at an attractive discount to our estimate of its intrinsic value.

Other key detractors to performance were the Fund’s positions in Pengrowth Energy Corporation and Inergy, LP, which generated returns of a negative 36.7% and a negative 23.6% for the period respectively. It is important to note that both of these positions, along with several other positions, were sold out of the Fund during the period. While there were many different reasons for selling out of these positions, the common thread was our belief that their investment profiles were less attractive relative to other opportunities available in the market. As a result, the Fund used the proceeds from these sale transactions along with available cash to fund the purchase of investments we felt had more attractive return profiles.

Many of these purchases were executed in the last six months as we were able to opportunistically initiate or add to positions in companies such as JPMorgan Chase & Company, Wells Fargo & Company, Cisco Systems, Inc., Freeport McMoRan Copper & Gold, Inc., Linn Energy, LLC, Midland

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
November 30, 2012

Holdings, Ltd., Chevron Corporation and Enterprise Product Partners, LP. In general, we believe all of these are high quality businesses that were purchased at attractive discounts to our estimates of their intrinsic values. While we expect each of the aforementioned positions to be strong contributors to performance over the long run, the early contribution from many of them has been positive and helped drive the Fund’s strong absolute and relative performance over the last six months of the period.

On a separate note, the Fund’s aggregate exposure to low yielding Auction Rate Preferred Securities (“ARPS”) is expected to decline in the near future as the Fund’s position in the Advent Claymore Convertible Securities & Income Fund II, Series W7 is currently being tendered at 99% of the liquidation preference of $25,000 per share. If the tender is completed, the Fund’s exposure to ARPS will be limited to its position in the Gabelli Dividend & Income Trust, Series B securities. We will continue to explore the available options in relation to this position.

In the end, we are pleased with the Fund’s solid performance on both an absolute and relative basis for the twelve-month period ending November 30, 2012. Despite an uncertain market environment, we strived to filter out the background noise, maintained our investment discipline and took advantage of what we believe to be attractive long-term investment opportunities. However, we recognize there is always room for improvement. Since joining Boulder Investment Advisers, LLC in February of this year, one of my priorities has been to find ways to better provide the Fund’s stockholders with greater insight into the Fund and its co-advisers. As a result, we will be implementing a couple of initiatives over the next several months aimed at accomplishing this goal. These initiatives will not be particularly ground breaking in nature as they include such things as website improvements and more insightful stockholder letters, but our hope is to provide the Fund’s current and future potential stockholders with a better understanding of the Fund, our investment philosophy and process. As part of this, we also encourage stockholders to let us know if there are any topics you would like us to address in future letters.

In the meantime, I would like to wish you all the best and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware

Annual Report | November 30, 2012	3

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
November 30, 2012

of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund currently has Auction Market Preferred Shares (“AMPS”) outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for auction preferred shares, the Fund pays AMPS stockholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding Auction Market Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s Board of Directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in AMPS being redeemed or repurchased in the future. Notwithstanding this, the Board of Directors may ultimately decide to leave the current Auction Market Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the Board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Data
November 30, 2012 (Unaudited)

		Per Share of Common Stock
	Net Asset Value	Market Price	Distributions Paid
11/30/11	$ 7.38	$ 5.89	$ 0.00
12/31/11	7.26	5.74	0.11*
1/31/12	7.48	6.08	0.00
2/29/12	7.62	6.28	0.00
3/31/12	7.70	6.27	0.00
4/30/12	7.67	6.05	0.00
5/31/12	7.32	5.73	0.00
6/30/12	7.78	6.08	0.00
7/31/12	8.03	6.24	0.00
8/31/12	8.13	6.30	0.00
9/30/12	8.51	6.55	0.00
10/31/12	8.46	6.58	0.00
11/30/12	8.54	6.53	0.00

*

This distribution consisted of $0.01 per share net investment income and $0.10 per share net realized capital gains, of which $0.02 was classified as short term capital gains and $0.08 was classified as long term capital gains.

INVESTMENTS AS A % OF TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

Annual Report | November 30, 2012	5

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
November 30, 2012

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 94.8%
DOMESTIC COMMON STOCK 72.6%
Banks 3.7%
275,608	Wells Fargo & Co.	$9,097,820

Construction Machinery 0.7%
20,000	Caterpillar, Inc.	1,704,800

Diversified 26.2%
466	Berkshire Hathaway, Inc., Class A*	61,472,856
25,000	Berkshire Hathaway, Inc., Class B*	2,202,000

		63,674,856

Diversified Financial Services 5.3%
35,000	American Express Co.	1,956,500
4,300	Franklin Resources, Inc.	567,686
251,250	JPMorgan Chase & Co.	10,321,350

		12,845,536

Environmental Control 0.4%
30,000	Republic Services, Inc.	854,100

Healthcare Products & Services 5.8%
200,000	Johnson & Johnson	13,946,000

Manufacturing 0.4%
12,000	3M Co.	1,091,400

Mining 4.0%
248,100	Freeport-McMoRan Copper & Gold, Inc.	9,678,381

Oil & Gas 3.7%
22,200	Chevron Corp.	2,346,318
123,000	Linn Energy LLC	4,874,490
32,500	Phillips 66	1,702,025

		8,922,833

Pharmaceuticals 0.4%
20,000	Merck & Co., Inc.	886,000

Pipelines 3.2%
150,200	Enterprise Products Partners L.P.	7,784,866

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments
November 30, 2012

Shares	Description	Value (Note 1)

Real Estate 0.3%
17,300	WP Carey & Co., LLC	$839,396

Registered Investment Companies (RICs) 5.9%
770,270	Cohen & Steers Infrastructure Fund, Inc.	13,949,590
18,726	RMR Real Estate Income Fund	331,263

		14,280,853

Retail 7.1%
240,000	Wal-Mart Stores, Inc.	17,284,800

Technology, Hardware & Equipment 4.5%
520,100	Cisco Systems, Inc.	9,835,091
23,000	Harris Corp.	1,083,990

		10,919,081

Tobacco Products 1.0%
45,000	Altria Group, Inc.	1,521,450
10,800	Philip Morris International, Inc.	970,704

		2,492,154

TOTAL DOMESTIC COMMON STOCK (Cost $128,813,336)		176,302,876

FOREIGN COMMON STOCK 15.9%
Beverages 4.8%
25,000	Diageo PLC, Sponsored ADR	2,989,250
120,000	Heineken Holding NV	6,496,989
31,663	Heineken NV	2,088,191

		11,574,430

Food 1.4%
20,000	Nestle SA	1,308,946
53,000	Unilever NV	2,010,996

		3,319,942

Holding Companies - Diversified 0.6%
152,000	Hutchison Whampoa, Ltd.	1,563,108

Iron/Steel 0.3%
9,000	POSCO, ADR	669,510

Oil & Gas 0.4%
18,000	Total SA, Sponsored ADR	902,880

Pharmaceuticals 1.1%
14,500	Sanofi	1,294,781

Annual Report | November 30, 2012	7

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
November 30, 2012

Shares	Description	Value (Note 1)

Pharmaceuticals (continued)
30,000	Sanofi, ADR	$1,338,600

		2,633,381

Real Estate 5.3%
44,000	Brookfield Asset Management, Inc., Class A	1,531,706
283,900	Cheung Kong Holdings, Ltd.	4,333,484
600,000	Hang Lung Properties, Ltd.	2,198,653
104,500	Henderson Land Development Co., Ltd.	744,291
2,110,000	Midland Holdings, Ltd.	977,381
650,000	Wheelock & Co., Ltd.	3,153,467

		12,938,982

Real Estate Investment Trusts (REITs) 2.0%
5,028,490	Kiwi Income Property Trust	4,829,926

TOTAL FOREIGN COMMON STOCK (Cost $26,184,544)		38,432,159

AUCTION PREFERRED SECURITIES 2.9%
228	Advent Claymore Convertible Securities & Income Fund II, Series W7	5,040,704
100	Gabelli Dividend & Income Trust, Series B	2,034,627

TOTAL AUCTION PREFERRED SECURITIES (Cost $8,122,147)		7,075,331

LIMITED PARTNERSHIPS 3.4%
	Ithan Creek Partners, L.P.*(1)(2)	8,353,236

TOTAL LIMITED PARTNERSHIPS (Cost $5,000,000)		8,353,236

TOTAL LONG TERM INVESTMENTS (Cost $168,120,027)		230,163,602

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
November 30, 2012

Shares	Description	Value (Note 1)

SHORT TERM INVESTMENTS 3.9%
MONEY MARKET FUNDS 3.9%
9,429,774	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield-0.010%	$9,429,774

TOTAL MONEY MARKET FUNDS (Cost $9,429,774)		9,429,774

TOTAL SHORT TERM INVESTMENTS (Cost $9,429,774)		9,429,774

TOTAL INVESTMENTS 98.7% (Cost $177,549,801)		239,593,376

OTHER ASSETS AND LIABILITIES 1.3%		3,075,541

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCKHOLDERS 100.0%		242,668,917

TAXABLE AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(25,038,348)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS		$217,630,569

*	Non-income producing security.
(1)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(2)

Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of November 30, 2012 was $8,353,236 or 3.4% of Total Net Assets Available to Common and Preferred Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stockholders.

Common Abbreviations:
ADR -	American Depositary Receipt.
LLC -	Limited Liability Company.
L.P. -	Limited Partnership.
Ltd. -	Limited.
NV -	Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

Annual Report | November 30, 2012	9

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
November 30, 2012

PLC -	Public Limited Company.
SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders

United States	82.9%
Hong Kong	5.3%
Netherlands	4.4%
New Zealand	2.0%
France	1.5%
United Kingdom	1.2%
Canada	0.6%
Switzerland	0.5%
South Korea	0.3%
Other Assets and Liabilities	1.3%

See accompanying notes to financial statements.

10	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities
November 30, 2012

ASSETS:
Investments, at value (Cost $177,549,801) (Note 1)	$239,593,376
Foreign currency, at value (Cost $2,931,070)	2,947,792
Dividends and interest receivable	483,697
Prepaid expenses and other assets	27,864
Total Assets	243,052,729

LIABILITIES:
Investment co-advisory fees payable (Note 2)	225,636
Administration and co-administration fees payable (Note 2)	43,492
Audit fees payable	42,315
Legal fees payable	18,913
Custody fees payable	16,594
Rating agency fees payable	15,095
Printing fees payable	12,724
Directors’ fees and expenses payable (Note 2)	575
Accrued expenses and other payables	8,468
Total Liabilities	383,812
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCKHOLDERS	$242,668,917

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)	$25,000,000
Accrued dividends on Taxable Auction Market Preferred Stock	38,348
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$217,630,569

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,224,059
Undistributed net investment income	3,529,008
Accumulated net realized gain on investments sold and foreign currency related transactions	2,563,127
Net unrealized appreciation on investments and foreign currency translation	62,059,419
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$217,630,569

Net Asset Value, $217,630,569/25,495,585 common stock outstanding	$8.54

See accompanying notes to financial statements.

Annual Report | November 30, 2012	11

Statement of Operations	Boulder Growth & Income Fund, Inc.
For the Year Ended November 30, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $132,185)	$5,010,267
Litigation income (Note 12)	3,000,000
Litigation income from affiliate (Note 12)	1,000,000
Interest and other income	5,632
Total Investment Income	9,015,899

EXPENSES:
Investment co-advisory fees (Note 2)	2,807,164
Litigation expense (Note 12)	2,789,372
Administration and co-administration fees (Note 2)	506,520
Directors’ fees and expenses (Note 2)	123,052
Legal fees	99,202
Audit fees	44,590
Insurance expense	40,237
Transfer agency fees	30,989
Printing fees	29,607
Custody fees	27,299
Preferred stock broker commissions and auction agent fees	22,674
Other	76,808
Total Expenses	6,597,514
Less fees waived by investment advisers	(225,024)
Net Expenses	6,372,490
Net Investment Income	2,643,409

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	4,355,182
Foreign currency related transactions	(42,931)
4,312,251
Net change in unrealized appreciation/(depreciation) on:
Investment securities	25,912,983
Foreign currency related translation	(16,857)
25,896,126
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	30,208,377
PREFERRED STOCK TRANSACTIONS:
Distributions from net investment income	(181,984)
Distributions from long-term capital gain	(269,475)
Total Preferred Stock Transactions	(451,459)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$32,400,327

See accompanying notes to financial statements.

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Boulder Growth & Income Fund, Inc.	Statements of Changes in Net Assets

	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011

OPERATIONS:
Net investment income	$2,643,409	$1,153,716
Net realized gain on investment securities and foreign currency related transactions	4,312,251	2,106,932
Net change in unrealized appreciation/(depreciation) on investment securities and foreign currency translations	25,896,126	(2,594,224)
	32,851,786	666,424

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(181,984)	(113,025)
Distributions from long-term capital gain	(269,475)	(262,347)
Total Preferred Stock Transactions	(451,459)	(375,372)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	32,400,327	291,052
DISTRIBUTIONS: COMMON STOCK (NOTE 9):
From net investment income	(254,956)	(208,783)
From net realized capital gains	(2,549,559)	(2,340,775)
Total Distributions: Common Stock	(2,804,515)	(2,549,558)

NET ASSETS:
Beginning of year	213,034,757	215,293,263
End of year (including undistributed/(overdistributed) net investment income of $3,529,008 and $(616,888), respectively)	242,630,569	213,034,757

Taxable Auction Market Preferred Stock, Par Value	(25,000,000)	(25,000,000)
Net Assets Applicable to Common Stockholders	$217,630,569	$188,034,757

See accompanying notes to financial statements.

Annual Report | November 30, 2012	13

Financial Highlights	Boulder Growth & Income Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from tax return of capital
Distributions from long-term capital gains
Total Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Year
Common Share Market Value - End of Year
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income/(loss) to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Year (000’s)
Number of Common Shares Outstanding, End of Year (000’s)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net
Assets including AMPS(d)*

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Boulder Growth & Income Fund	Financial Highlights

For the Year Ended November 30, 2012	For the Year Ended November 30, 2011		For the Year Ended November 30, 2010		For the Year Ended November 30, 2009		For the Year Ended November 30, 2008

$7.38	$7.46		$6.68		$5.90		$8.92

0.10	0.05		0.04		(0.02)		0.07
1.19	(0.02)		0.76		0.82		(1.77)
1.29	0.03		0.80		0.80		(1.70)

(0.01)	(0.00)	(b)	(0.01)		(0.01)		(0.00)	(b)
–	–		–		(0.01)		(0.05)
(0.01)	(0.01)		(0.01)		–		–
(0.02)	(0.01)		(0.02)		(0.02)		(0.05)
1.27	0.02		0.78		0.78		(1.75)

(0.01)	(0.01)		–		–		–
(0.10)	(0.09)		–		–		–
–	–		–		–		(1.27)
(0.11)	(0.10)		–		–		(1.27)
1.16	(0.08)		0.78		0.78		(3.02)
$8.54	$7.38		$7.46		$6.68		$5.90
$6.53	$5.89		$6.20		$5.63		$4.35
17.9% (e)	0.5%		11.7%		13.2%		(21.8)%
12.9%	(3.5)%		10.1%		29.4%		(43.9)%

3.17%	N/	A	N/	A	N/	A	2.11%
3.28%	2.40%		2.19%		2.08%		2.12%
1.22%	N/	A	N/	A	N/	A	N/	A
1.11%	0.54%		0.44%		(0.39)%		0.18%

20%	6%		5%		22%		24%
$217,631	$188,035		$190,293		$170,321		$150,336
25,496	25,496		25,496		25,496		25,496
2.83%	2.12%		1.93%		1.79%		1.80%

See accompanying notes to financial statements.

Annual Report | November 30, 2012	15

Financial Highlights	Boulder Growth & Income Fund, Inc.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.01 per common share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Expense ratios do not include the effect of transactions with preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Limited Partnerships on the Portfolio of Investments). The income ratio includes income earned on assets attributable to AMPS outstanding.

(e)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such payment, the total return would have been decreased by 0.60%.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)
11/30/12	$ 25,000	1.00	$ 242,669	$ 25,000
11/30/11	25,000	1.00	213,059	25,000
11/30/10	25,000	1.00	215,316	25,000
11/30/09	25,000	1.00	195,343	25,000
11/30/08	25,000	1.00	175,375	25,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.
(3)	Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

16	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2012

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the closing price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the mean between the closing bid and asked prices provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from an independent pricing service, principal market maker or other independent sources. The Fund’s board of directors (the “Board”) has delegated to the Pricing Committee the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Advisers, does not represent fair value (“Fair Value Securities”). The Pricing Committee, which consists of at least one non-interested director and one senior officer of the Fund, in consultation with the Advisers’ Valuation Committee, as appropriate, uses valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the Advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, (iii) recommending to the Pricing Committee and memorializing valuations for Fair Value Securities, and (iv) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board on a quarterly basis. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations

Annual Report | November 30, 2012	17

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2012

generally can be obtained from the Hedge Fund manager on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices The Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stock	$176,302,876	$–	$–	$176,302,876
Foreign Common Stock	38,432,159	–	–	38,432,159
Auction Preferred Securities	–	7,075,331	–	7,075,331
Limited Partnerships	–	–	8,353,236	8,353,236
Short Term Investments	9,429,774	–	–	9,429,774

TOTAL	$224,164,809	$7,075,331	$8,353,236	$239,593,376

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2012

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the year ended November 30, 2012, there were no transfers between Level 1 and 2 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 11/30/2011	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 11/30/12	Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at 11/30/2012
Limited Partnerships	$7,010,721	$–	$1,342,515	$–	$–	$8,353,236	$1,342,515
TOTAL	$7,010,721	$–	$1,342,515	$–	$–	$8,353,236	$1,342,515

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires

Annual Report | November 30, 2012	19

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2012

retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2012

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For Federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended November 30, 2009, through November 30, 2012. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law therefore the enacted provisions have been applied to the Fund for the fiscal year ended November 30, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

NOTE 2. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as co-investment advisers to the Fund (the “Advisers”). The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

For the fiscal year ended November 30, 2012, the Fund made net cash payments for advisory fees to BIA and SIA in the amounts of $646,944 and $1,940,427, respectively.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment

Annual Report | November 30, 2012	21

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2012

Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the year ended November 30, 2012, there was no fee waiver for that period. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each member of the Nominating Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. As of November 30, 2012, Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar. Prior to January 2, 2012, BNY Mellon served as the Fund’s common stock servicing agent, dividend-paying agent and registrar. On January 2, 2012, BNY Mellon’s Shareholder Services business was acquired by Computershare. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2012

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the year ended November 30, 2012 were $47,406,028 and $43,173,581, respectively.

On November 30, 2012, based on cost of $179,934,309 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $62,520,030, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,860,963, and net appreciation of foreign currency and derivatives was $15,844, resulting in net unrealized appreciation of $59,674,911.

NOTE 4. CAPITAL

At November 30, 2012, 249,990,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 25,495,585 were outstanding.

Transactions in common stock were as follows:

	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Common Stock outstanding - beginning of period	25,495,585	25,495,585
Common Stock outstanding - end of period	25,495,585	25,495,585

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Taxable Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and have no mandatory retirement date.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the AMPS. As a result of the failed auctions, the Fund pays dividends at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS), which prior to July 12, 2012, was set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points. On July 12, 2012, Moody’s Investors Service (“Moody’s”), one of two nationally recognized statistical rating organizations currently rating the Fund’s AMPS, announced that it had downgraded the AMPS from Aaa to A1. This action occurred following a review by Moody’s of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody’s uses to rate securities issued by closed-end funds. The Fund’s AMPS continue to have a credit rating in the highest rating category from Fitch Ratings. As a result of the downgrade by Moody’s of the Fund’s AMPS, the maximum rate is now set at the greater of 2.00% of 30-day LIBOR, or 30-day LIBOR plus 200 basis points.

Annual Report | November 30, 2012	23

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2012

For the year ended November 30, 2012, distribution rates ranged from 1.49% to 2.25%. The Fund declared distributions to preferred stockholders for the period from December 1, 2011 to November 30, 2012 of $451,459.

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund is required under the Fund’s Articles Supplementary and the 1940 Act to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS are entitled to one vote per share and will vote with holders of Common Stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

On November 30, 2012, 1,000 shares of AMPS were outstanding at the annual rate of 2.21%. The dividend rate is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2012

As of November 30, 2012, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved a proposal by the Fund to remove the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in real estate related companies. As a result, the Fund’s fundamental investment policy was amended to state that the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On November 30, 2012, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 8,638,905 shares of Common Stock of the Fund, representing approximately 33.88% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of BIA

Annual Report | November 30, 2012	25

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2012

and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its Common Stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Board shall determine.

For the year ended November 30, 2012 the Fund did not repurchase any of its own stock.

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

As determined on November 30, 2012, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency, partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $1,939,427, $(1,900,986) and $(38,441) were reclassified at November 30, 2012 among undistributed net investment income, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	Year Ended November 30, 2012	Year Ended November 30, 2011
Distributions paid from:
Ordinary Income	$946,852	$1,595,644
Long-Term Capital Gains	2,309,122	1,329,286
	$3,255,974	$2,924,930

As of November 30, 2012 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$4,704,546
Accumulated Capital Gains	3,994,370
Unrealized Appreciation	59,674,911
Cumulative Effect of Other Timing Differences	(222,273)
$68,151,554

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2012

NOTE 10. RESTRICTED SECURITIES

As of November 30, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of November 30, 2012 were as follows:

Issuer Description	Acquisition Date	Cost	Value November 30, 2012	Value as Percentage of Net Assets Available to Common Stock and Preferred Shares November 30, 2012
Ithan Creek Partners, LP	06/02/08	$ 5,000,000	$ 8,353,236	3.4%

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of November 30, 2012, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of November 30, 2012, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

Annual Report | November 30, 2012	27

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2012

The following table summarizes the Fund’s investment in the limited partnership as of November 30, 2012.

Description	% of Net Assets as of 11/30/12	Value as of 11/30/12	Net Unrealized Gain/(Loss) as of 11/30/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	3.4%	$8,353,236	$3,353,236	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice
Total	3.4%	$8,353,236	$3,353,236

The Fund did not have any outstanding unfunded commitments as of November 30, 2012.

NOTE 12. LITIGATION

The Fund was named as a nominal defendant in a shareholder derivative action filed in the United States District Court for the District of Colorado. The shareholder derivative action was originally brought against the Fund’s Board of Directors but was later amended to include certain current and former Fund officers, the Fund’s investment advisors (BIA and SIA), administrator (FAS), investment advisor portfolio manager (Stewart R. Horejsi), and a Fund shareholder (The Ernest Horejsi Trust No. 1B). The complaint alleged, among other things, claims for breach of fiduciary duties and unjust enrichment in connection with the Fund’s 2008 rights’ offering and the Board’s decision to suspend the Fund’s level rate distribution policy in November 2008.

On December 28, 2011, all parties joined an unopposed motion to stay proceedings pending mediation. The mediation between all parties took place on January 20, 2012. At the mediation, the parties reached a settlement in principle to resolve the mediation, subject to court approval. On March 26, 2012, the parties entered into a Stipulation and Agreement of Settlement reflecting the settlement terms. On April 20, 2012, the court granted preliminary approval of the settlement, and on July 31, 2012, the court granted final approval of the settlement. The court entered final judgment and dismissed the case in its entirety on August 22, 2012. The Settlement Agreement required that the Fund be paid $4M: $3M from ICI Mutual Insurance Co. and $1M from BIA, an affiliate of the Fund. The Fund incurred $2,789,372 in the current fiscal year in litigation expense relating to the shareholder derivative action.

NOTE 13. SUBSEQUENT EVENTS

Advisory Fee Waiver. Effective December 1, 2012, the Advisers renewed their agreement to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

NOTE 14. OTHER INFORMATION

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Boulder Growth & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Growth & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2013

Annual Report | November 30, 2012	29

Additional Information	Boulder Growth & Income Fund, Inc.
November 30, 2012 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, on the Fund’s website located at www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information
November 30, 2012 (Unaudited)

is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2011:

Qualified Dividend Income: 100%

Dividend Received Deduction: 100%

In early 2012, if applicable, stockholders of record received this information for the distributions paid to them by the Funds during the calendar year 2011 via Form 1099. The Funds will notify shareholders in early 2013 of amounts paid to them by the Funds, if any, during the calendar year 2012.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $2,309,122 as long-term capital gain dividends.

Annual Report | November 30, 2012	31

Summary of Dividend Reinvestment Plan	Boulder Growth & Income Fund, Inc.
November 30, 2012 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 358035, Pittsburgh, PA, 15252-8035. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2012 (Unaudited)

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Agreements

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 2, 2012, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year,

Annual Report | November 30, 2012	33

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Growth & Income Fund, Inc.
November 30, 2012 (Unaudited)

including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the November 2, 2012 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. The principal purpose of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 2, 2012 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 2002, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund outperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average (the “Dow Jones”) and NASDAQ Composite for the five-year period ended September 30, 2012 and since January, 2002 when the Advisers were engaged by the Fund. The Board further noted that the Fund outperformed the S&P 500 and Dow Jones for the ten-year period ended September 30, 2012, however underperformed the NASDAQ Composite during the same time period. The Board also noted the Fund’s recent outperformance of the S&P 500, Dow Jones and NASDAQ Composite for the quarter ended September 30, 2012 as well as the Fund’s recent relative performance increases. The Board noted however that the Fund

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2012 (Unaudited)

underperformed the S&P 500, Dow Jones and NASDAQ Composite for the one- and three-year period ended September 30, 2012. The Board further noted that the Fund outperformed its Peer Group for the five- and ten-year periods ended September 30, 2012. However, the Board noted that the Fund underperformed its Peer Group for the one- and three-year periods ended September 30, 2012.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fees including, but not limited to, the Advisers’ stock skill selection has been substantiated through long-term performance and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Although the Board concluded that recent modest growth in the Fund’s assets had not resulted in any meaningful economies of scale with respect to the management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to obtain a voluntary fee waiver to provide more immediate benefits to the stockholders.

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the value of the Fund’s average monthly total net assets, including any leverage. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This fee waiver will reduce the annual fee payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets,

Annual Report | November 30, 2012	35

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Growth & Income Fund, Inc.
November 30, 2012 (Unaudited)

including any leverage, through December 1, 2013. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2012, the Lola Trust and other entities affiliated with the Horejsi family held approximately 33.88% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

36	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Directors & Officers
November 30, 2012 (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Joel W. Looney Age: 51	Chairman, Class II Director	Term expires 2014; served since 2002 (Chairman since 2003).	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4	Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.
Dr. Dean L. Jacobson Age: 74	Class I Director	Term expires 2013; served since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2003), First Opportunity Fund, Inc.
Richard I. Barr Age: 75	Class III Director	Term expires 2013#; served since 2002.	Retired (since 2001); manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2001), First Opportunity Fund, Inc.

Annual Report | November 30, 2012	37

Directors & Officers	Boulder Growth & Income Fund, Inc.
November 30, 2012 (Unaudited)

INDEPENDENT DIRECTORS (continued)

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Steven K.Norgaard Age: 48	Class III Director	Term expires 2015; served since 2011	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm), Director (since 2007) ATG Trust Company	4	Director (since 2011) Boulder Total Return Fund, Inc.; Director (since 2011), The Denali Fund Inc.; Director (since 2011), First Opportunity Fund, Inc.
INTERESTED DIRECTORS

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
John S. Horejsi** Age: 42	Class I Director	Term expires 2013; served since 2004.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (2007- 2011), The Denali Fund Inc.; Director (2006- 2011), First Opportunity Fund, Inc.	2	Director (since 2006), Boulder Total Return Fund, Inc.
*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc.
**	Mr. Horejsi is considered an “interested person” as a result of the extent of his beneficial ownership of Fund shares and by virtue of his indirect beneficial ownership of BIA, SIA and FAS.
#

Due to the fact that a quorum of preferred stockholders was not achieved at the Fund’s 2012 Annual Meeting, Mr. Barr is serving as a holdover Director and is expected to stand again for election at the Fund’s 2013 Annual Meeting of Stockholders.

38	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Directors & Officers
November 30, 2012 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 27, 2012. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephen C. Miller Age: 60	President	Appointed annually; served since 2002	President and General Counsel (since 1999), Boulder Investment Advisers LLC; President and General Counsel (since 2008), Rocky Mountain Advisers LLC; Manager (since 1999), Fund Administrative Services LLC; Vice President (since 1998), Stewart Investment Advisers; President (since 1999), Boulder Total Return Fund, Inc.; President (since 2007), The Denali Fund Inc.; President (since 2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.
Nicole L. Murphey Age: 35	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice President since 2008; served as Assistant Secretary since 2000.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003) First Opportunity Fund, Inc.

Annual Report | November 30, 2012	39

Directors & Officers	Boulder Growth & Income Fund, Inc.
November 30, 2012 (Unaudited)

OFFICERS

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Lucas Foss Age: 35**	Chief Compliance Officer	Appointed annually; since 2012.	Deputy Chief Compliance Officer (since August 2012), ALPS Fund Services; Chief Compliance Officer (since April 2012), Wakefield Alternative Series Trust; Chief Compliance Officer (since October 2012), ALPS Series Trust; Chief Compliance Officer (since September 2012), The Caldwell & Orkin Funds, Inc.; Compliance Manager (2010- 2012), ALPS Fund Services; Senior Compliance Analyst (2006-2009), ALPS Fund Services; various positions (2003 - 2004), Bisys Hedge Fund Services; and, various positions (2000 - 2003), Deutsche Asset Management. Certified Securities Compliance Professional (CSCP); Registered Representative, ALPS Distributors, Inc.
Stephanie J. Kelley Age: 56	Secretary and Assistant Compliance Officer	Appointed annually; served since 2002.	Secretary (since 2000) and Assistant Compliance Officer (2000-2011), Boulder Total Return Fund, Inc., Secretary (since 2007) and Assistant Compliance Officer (2007- 2011), The Denali Fund Inc.; Secretary (since 2003) and Assistant Compliance Officer (2003-2011), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
**

Jennifer Welsh resigned as Chief Compliance Officer of the Fund, effective as of November 6, 2012. Mr. Foss was elected Chief Compliance Officer of the Fund via written consent of the Board of Directors dated November 30, 2012 and effective as of December 3, 2012.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

40	www.boulderfunds.net

Directors	Richard I. Barr John S. Horejsi Dr. Dean L. Jacobson Joel W. Looney Steven K. Norgaard

Co-Investment Advisers	Stewart Investment Advisers Boulder Investment Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Custodian	Bank of New York Mellon One Wall Street New York, NY 10286

Stock Transfer Agent	Computershare 480 Washington Blvd. Jersey City, NJ 07310

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul Hastings LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Joel W. Looney and Steven K. Norgaard are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,800 and $28,600 for the fiscal years ended
November 30, 2011 and November 30, 2012, respectively.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2011 and November 30, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $7,765 and $7,965 for the fiscal years ended November 30, 2011 and November 30, 2012, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $5,000 and $5,000 for the fiscal years ended November 30, 2011 and November 30, 2012, respectively. These fees pertained to agreed-upon procedures reports related to the Fund’s Auction Market Preferred Shares.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2012 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, Joel W. Looney, and Steven K. Norgaard.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Registrant’s Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (“FOFI”) (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Seeking Advice from the First Opportunity Fund’s (“FOFI’s”) sub-adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of the FOFI’s sub-adviser, Wellington Management (“Wellington”), to invest in financial services company securities for other clients, the Adviser may seek, and Wellington has agreed to provide the Adviser with, notice of any special issues that might not be covered by the Voting Guidelines as they relate to securities held by FOFI and that are under the management of Wellington. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how FOFI should vote.

c. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1. Name of the issuer of the portfolio security

2. Exchange ticker symbol

3. CUSIP #

4. Shareholder meeting date

5. Brief indication of the matter voted on

6. Whether matter was proposed by the issuer or by a security holder

7. Whether the Fund cast its vote on the matter

8. How the Fund cast its vote

9. Whether the Fund cast its vote for or against management

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1. Proxy voting policies and procedures

2. Proxy statements received regarding client securities

3. Records of votes cast on behalf of clients

4. Records of written client requests

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

Voting Policies and Procedures

5. Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.
MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Voting Policies and Procedures

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.
Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi and Brendon J. Fischer are the Fund’s portfolio managers and are jointly responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi and Mr. Fischer are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”, together with BIA, the “Advisers”) are the co-advisers to the Fund. The Portfolio Managers manage the Fund and three other registered investment companies, the Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc (“FOFI”) (together, the “Boulder Funds”). As of November 30, 2012, BTF, DNY and FOFI had total assets, including leverage, of approximately $351 million, $106 million and $282 million, respectively. None of the advisory fees of the other registered investment companies for which the Portfolio Managers manage are based on the performance of the account.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $702 million as of December 31, 2012. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for BIA and SIA since 1999 and for Rocky Mountain Advisers LLC (the co-adviser, together with SIA, to FOFI) since 2008. Mr. Horejsi has been a Portfolio Manager for the Fund since January 2002.

Mr. Fischer joined BIA and RMA as the Assistant Investment Officer in 2012 and has been Portfolio Manager of the Fund since 2012 as well.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF, DNY and FOFI. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BTF, DNY, FOFI and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B and the Lola Brown Trust
No. 1B, both of which have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold 7,048,611 shares and 1,590,294 shares, respectively, of the Fund as of November 30, 2012.

Mr. Fischer owned 1,650 shares of the Fund as of November 30, 2012.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 7, 2013

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer,
Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	February 7, 2013